UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 08, 2023

Heart Test Laboratories, Inc

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2022, Heart Test Laboratories, Inc (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that it is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on The Nasdaq Stock Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. In its quarterly report for the period ended October 31, 2022, the Company reported stockholders’ equity of $1,082,676, and, as a result, does not currently satisfy Listing Rule 5550(b)(1).

Nasdaq’s letter has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other continued listing requirements. Nasdaq’s letter provided the Company with 45 calendar days, or until February 3, 2023, to submit a plan to regain compliance. On February 8, 2023, the Company received a letter from Nasdaq in which it stated, that based on the Company's submission of its plan of compliance to Nasdaq, Nasdaq has determined to grant the Company an extension of time to regain compliance with Nasdaq Listing Rule 5550(b)(1) until June 19, 2023. The Company must furnish to the SEC and Nasdaq a publicly available report (e.g. a Form 8-K) which report, among other things, includes a description of the completed transaction or event that enabled the Company to satisfy the stockholders' equity requirement for continued listing. After filing the publicly available report described above, if the Company fails to evidence compliance upon filing its periodic report for the year ending April 30, 2023, with the SEC and Nasdaq, the Company may be subject to delisting. In the event the Company does not satisfy these terms, Nasdaq will provide written notification that its securities will be delisted. At that time, the Company may appeal Nasdaq's determination to a Hearings Panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC

Date:	February 8, 2023	By:	/s/Andrew Simpson
Andrew Simpson Chief Executive Officer